UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 29, 2003


                         The Elder-Beerman Stores Corp.
             (Exact name of registrant as specified in its charter)


                 Ohio                    0-02788                     31-0271980
     (State or other jurisdiction       (Commission                (IRS Employer
           of incorporation)            File Number)         Identification No.)


                     3155 El-Bee Road                                 45439
                       Dayton, Ohio                                 (Zip Code)
         (Address of principal executive offices)


Registrant's telephone number, including area code:   (937) 296-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

      On July 29, 2003, The Elder-Beerman Stores Corp. issued a press release announcing that it had received a letter proposal of merger from The Bon-Ton Stores, Inc. The text of the release is attached as Exhibit 99.1 to this Form 8-K.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             THE ELDER-BEERMAN STORES CORP.


                             By: /s/ Byron L. Bergen
                             ---------------------------------------------------
                             Name: Byron L. Bergren
                             Title:  President - Chief Executive Officer


Dated:  July 30, 2003



                                       2